Barings Private Equity Opportunities and Commitments Fund — Consolidated Portfolio of Investments (Unaudited)

December 31, 2022
Name	Initial Acquisition Date	Geographic Region	Unfunded Commitment	Cost	Fair Value
Primary Fund Investments — 14.1%
Bertram Growth Capital IV-A, LP (a) (b)	01/07/2022	North America	1,199,434	$3,233,024	$4,077,416
Gryphon Partners VI-A, LP (a) (b)	01/07/2022	North America	2,887,591	4,582,374	4,985,975
OceanSound Partners Fund, LP (a) (b)	01/07/2022	North America	1,729,159	5,770,841	7,234,107
Total				$13,586,239	$16,297,498

Secondary Fund Investments — 43.7%
AE Industrial Partners Extended Value Fund, LP (a) (b) (c)	01/07/2022	North America	123,102	1,429,362	1,643,970
BC Partners Galileo (1) LP (a) (b) (c) (d)	01/07/2022	Europe	—	4,820,942	6,068,937
FB HA Holdings LP (a) (b) (c) (e)	01/07/2022	North America	—	5,031,250	5,006,250
Icon Partners V, LP (a) (b) (c)	01/07/2022	North America	2,592,593	7,407,407	7,597,177
JFL-NG Continuation Fund, LP (a) (b) (c)	01/07/2022	North America	2,100,317	7,899,683	11,332,988
Montagu+ SCSp (a) (b) (c) (f)	01/07/2022	Europe	1,726,429	5,195,338	6,346,198
NSH Verisma Holdco, LP (a) (b) (c)	01/07/2022	North America	1,425,000	4,576,834	4,526,361
Stork SPV, LP (a) (b) (c)	01/07/2022	North America	2,013,987	2,491,964	3,329,343
TSCP CV I, LP (a) (b) (c)	01/07/2022	North America	878,997	4,133,356	4,861,529
Total				$42,986,136	$50,712,753

Co-Investments — 33.7%
BSP TS, Co-Invest I LLC (a) (b) (c)	01/07/2022	North America	—	5,055,546	5,008,752
EPP Holdings LLC (a) (b) (c) (e)	01/07/2022	North America	338,000	2,267,817	4,110,453
Gallant Screening Acquisition, LLC (a) (b) (c)	01/07/2022	North America	268,953	4,748,017	5,981,585
GoCanvas TopCo, LLC (a) (b) (c)	01/07/2022	North America	—	1,635,500	1,708,038
HH Dayco Parent LP (a) (b) (c)	09/20/2022	North America	—	5,000,000	5,000,000
Home Services Aggregator LP (a) (b) (c)	01/07/2022	North America	1,050,000	4,219,307	5,609,801
Nefco Acquisitions, Inc. (a) (b) (c)	08/05/2022	North America	—	2,663,520	2,658,294
OceanSound Partners Co-Invest II, LP (a) (b) (c)	01/07/2022	North America	—	4,097,670	4,070,490

Barings Private Equity Opportunities and Commitments Fund — Consolidated Portfolio of Investments (Unaudited)(Continued)

Name	Initial Acquisition Date	Geographic Region	Unfunded Commitment	Cost	Fair Value
Co-Investments — (continued)
TSS Co- Invest Holdings LP (a) (b)	09/09/2022	North America	—	$5,000,000	$5,000,000
Total				$34,687,377	$39,147,413
TOTAL LONG-TERM INVESTMENTS				$91,259,752	$106,157,664

	Principal
	Amount	Cost	Value
SHORT-TERM INVESTMENTS — 8.9%

Commercial Paper — 8.9%
Alimentation Couche-Tard, Inc. 4.833% 1/11/23 (g)	2,200,000	2,197,097	2,196,574
Amcor Flexibles North America, Inc. 5.165% 2/23/23 (g)	700,000	694,796	694,847
Mercedes-Benz Finance North America LLC 4.897% 2/01/23 (g)	2,000,000	1,991,733	1,991,339
Nutrien Ltd. 5.010% 2/15/23 (g)	1,500,000	1,490,813	1,490,620
Suncor Energy, Inc. 5.339% 3/09/23 (g)	2,000,000	1,980,644	1,981,148
TransCanada PipeLines Ltd. 5.342% 3/21/23 (g)	2,000,000	1,977,178	1,977,581
TOTAL SHORT-TERM INVESTMENTS		$10,332,261	$10,332,109
TOTAL INVESTMENTS — 100.4%		$101,592,013	$116,489,773
Other Assets/(Liabilities) — (0.4)%			(464,339)
NET ASSETS — 100.0%			$116,025,434

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Fair value estimated by management using significant unobservable inputs.

(b)	Restricted security.

(c)	Non-income producing security.

(d)	Foreign security denominated in Eurodollars. Total commitment and remaining commitment are €4,200,000 and €0, respectively. Amounts converted to U.S. dollar.

(e)	Held in MassMutual Private Equity Funds Subsidiary LLC. (See Note 1 in the “Notes to Consolidated Portfolio of Investments” section for more information on this entity).

(f)	Foreign security denominated in Eurodollars. Total commitment and remaining commitment are €6,190,795 and €1,612,807, respectively. Amounts converted to U.S. dollar.

(g)	Security is exempt from registration under Regulation S or Rule 144A of the Securities Act of 1933. These securities are considered restricted and may be resold in transactions exempt from registration. At December 31, 2022, the aggregate market value of these securities amounted to $10,332,109 or 8.91% of net assets.

Notes to Consolidated Portfolio of Investments (Unaudited)

1.	Organization:

Barings Private Equity Opportunities and Commitments Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is organized under the laws of the State of Delaware as a Delaware statutory trust pursuant to a Certificate of Trust dated May 24, 2021, as amended through December 16, 2022, and restated as it may be further amended from time to time. The Fund intends to qualify as a regulated investment company (a “RIC”). The Fund commenced operations on January 7, 2022.

The Fund currently offers 4 classes of shares, Class 1 shares, Class 2 shares, Class 3 shares, and Class 4 shares, on a continuous basis at the net asset value (“NAV”) per share. The minimum investment is $1,000,000 and there is no sales charge associated with the share class. Massachusetts Mutual Life Insurance Company (“MassMutual”) owns 100% of the outstanding Class 1 shares.

The Fund’s investment objective is to generate long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest primarily and/or make capital commitments in private equity investments (“Private Equity Investments”), including primary and secondary private equity funds (“Portfolio Funds”) and co-investments, directly or indirectly in private portfolio companies (“Co-Investments”); investments intended to provide an investment return while offering better liquidity than Private Equity Investments; and cash, cash equivalents and other short-term investments. Capital not invested in private equity may be invested in short-term debt securities, public equities or money market funds pending investment pursuant to the Fund’s investment objective and strategies. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or short-term debt securities or money market funds to meet operational and liquidity needs or for temporary defensive purposes.

Basis of Consolidation – On January 7, 2022, MassMutual performed an in-kind purchase transaction whereby it contributed the assets and liabilities of MassMutual Private Equity Funds LLC (“MMPEF”) and its subsidiary, MassMutual Private Equity Funds Subsidiary LLC (“MMPEF Subsidiary”) to the Fund in exchange for shares of the Fund. The consolidated financial statements of the Fund include MMPEF and MMPEF Subsidiary in which the Fund invests and the results of which are reported on a consolidated basis with the Fund. Both MMPEF and MMPEF Subsidiary are wholly owned subsidiaries of the Fund; therefore, all intercompany accounts and transactions have been eliminated. MMPEF and MMPEF Subsidiary will hold all of the Fund’s Private Equity Investments and Co-Investments, while short-term investments are held directly by the Fund. As of December 31, 2022, MMPEF and MMPEF Subsidiary hold investments in the amount of $97,040,962 and $9,116,702, respectively.

Fund Changes – Effective September 27, 2022, the Fund changed its name from "MassMutual AccessSM Pine Point Fund" to "Barings Access Pine Point Fund". Also effective September 27, 2022, the investment adviser and administrator for the Fund changed from MML Investment Advisers, LLC ("MML Advisers") to Barings, LLC ("Barings"). Barings International Investment Limited ("BIIL"), which previously served as investment sub-subadviser became the Fund’s investment subadviser, and MML Distributors LLC ceased to serve as the Fund’s principal underwriter. Effective December 16, 2022, the Fund further changed its name from "Barings Access Pine Point Fund" to "Barings Private Equity Opportunities and Commitments Fund".

2.	Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Investment Valuation Policies:

Valuations are formally established on a monthly basis and typically reflect the most recent available quarterly valuation provided by the private equity sponsor, adjusted for capital flows and significant subsequent events, such as an announced sale; market dislocations, like a pandemic or military conflict.

The NAV of the Fund’s shares is determined as of the close of business on the last business day of each month, as of the date of any distribution, and at such other times as Barings, as the Fund’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Fund’s investments, subject to the general oversight of the Board. The determination of fair value by Barings is performed by an internal valuation committee that is separated from the investment process.

The fair value of Private Equity Investments held by the Fund is generally based on estimated valuations reported by general partners or managers of the Portfolio Funds, or sponsors of the Co-Investments, in which the Fund invests on a quarterly basis. Adjustments are made to reported estimates on an intra-quarter basis to consider capital flow activity and significant events. In the case of new investments, transaction cost is typically regarded as the best estimate of fair value.

Typically, the most recently available information for a Private Equity Investment is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the reported fair value of the investment and the proceeds the Fund could receive upon the sale of the investment.

For investments in commercial paper, Barings will use an observable market price or accreted cost as the best estimate in determining fair value.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to classify assets based on the use of observable versus unobservable market data inputs of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in valuing the asset or liability. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs may include the adviser’s own assumptions in determining the fair value of investments. The three-tier hierarchy of inputs is summarized in the three broad levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between levels.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The following is the aggregate value by input level, as of December 31, 2022, for the Fund's investments:

	Level 1	Level 2	Level 3	Investments Valued at NAV	Total
Private Equity Investments
Primary Fund Investments	$–	$–	$–	$16,297,498	$16,297,498
Secondary Fund Investments			–	50,712,753	50,712,753
Co- Investments			22,750,342	16,397,071	39,147,413
Short-Term Investments
Commercial Paper	–	10,332,109	–	–	10,332,109
Total Investments	$–	$10,332,109	$22,750,342	$83,407,322	$116,489,773

The Fund does not have the right to redeem private equity investments and therefore, they are considered illiquid.

Unfunded Commitments:

As of December 31, 2022, the Fund had total unfunded commitments of $18,333,562 which consist of $5,816,184 for primary private equity funds, $10,860,425 for secondary private equity funds and $1,656,953 for co-investments.

Accounting for Investment Transactions:

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Dividend income and realized capital gain distributions are recorded on the ex-dividend date. Non-cash dividends received in the form of stock are recorded as dividend income at market value. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain, respectively.

Dividends and Distributions to Shareholders:

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

Foreign Currency Translation:

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Federal Income Tax:

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to a RIC. Under such provisions, the Fund would not be subject to federal income taxes on its ordinary income and net realized gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, the Fund has not made any provision for federal income tax.